                                                 WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

                                                 PARTNERS VALUE FUND

                                                       ANNUAL

                                                       REPORT

                                                       DECEMBER 31, 1997

                                                 ONE PACIFIC PLACE, SUITE 600
                                                     1125 SOUTH 103 STREET
                                                  OMAHA, NEBRASKA 68124-6008

                                                         402-391-1980
                                                         800-232-4161
                                                       402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1997, calculated in accordance with SEC standardized formulas.

         PERIOD ENDED DECEMBER 31,             PARTNERS II      S&P 500
-------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                         9.9%           4.2%
1984                                                 14.5            6.3
1985                                                 40.7           31.7
1986                                                 11.1           18.7
1987                                                  4.3            5.3
1988                                                 14.9           16.5
1989                                                 20.3           31.6
1990                                                 -6.3           -3.1
1991                                                 28.1           30.2
1992                                                 15.1            7.6
1993                                                 23.0           10.1


                                             PARTNERS VALUE
                                             ---------------
1994                                                 -9.0            1.3
1995                                                 38.7           37.5
1996                                                 19.2           22.9
1997                                                 40.6           33.4
Cumulative                                          918.5          853.1
Average Annual Compound Growth
  (Since inception June 1, 1983)                     17.2           16.7

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended December 31, 1997, was 40.6%, 21.1% and 17.4%, respectively. These returns assume redemption at the end of each period.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       DECEMBER 31, 1997 - ANNUAL REPORT

                                                                 January 8, 1998

Dear Fellow Shareholder:

      1997 was a terrific year for the Partners Value Fund. Our total return, after all expenses, was +40.6%, ranking us #1 of 611 "growth and income" funds (our Lipper Analytical Services category).* This compares to +33.4% for the S&P 500, +24.9% for the Dow, and 27.1% for the average growth and income fund tracked by Lipper. (Past performance is no guarantee of future success.)

      Although it is fun to report a +40.6% year, longer-term performance is more important. The table below shows Partners Value returns (after deducting expenses) over various intervals compared to those of the S&P 500 and the average "growth and income" mutual fund.

                                                                 1 YEAR       5 YEARS     10 YEARS
                                                               -----------  -----------  -----------
PARTNERS VALUE                                                       40.6%        21.1%        17.4%
S&P 500                                                              33.4         20.2         18.0
Average Growth and Income Fund                                       27.1         17.6         15.9

      The power of compounding is shown in the table on page 1. As you can see, the cumulative gain since the fund was started in 1983 has been 918.5%. Thus, an initial investment of $100,000 would have grown to $1,018,500 at year-end 1997. It is also clear from this table that the pattern of returns from year to year has been erratic. This is not to say that the growth patterns of our portfolio COMPANIES have been erratic (they were not), but if we had tried to jump in and out of the market, guessing WHEN the stock market would reward us for owning these stocks, we would undoubtedly have missed some of the gains.

THE YEAR IN REVIEW

      The year was a good one for stocks in general. As long as one managed to miss the implosions of the various "momentum" stocks which disappointed their fans and the "emerging" Asian markets which turned into SUBMERGING markets this Fall, it should have been a good year.

      *The ranking is based upon total return. The Fund was registered with the Securities and Exchange Commission 1/1/94. As a result, ranking data from Lipper Analytical Services is not available for periods prior to such date.

      Cable television stocks, as a group, were the most significant contributors to our 1997 results. Gains for the year ranged from 57% for U.S. West Media Group to 222% for Adelphia Cable. For a number of reasons which have been chronicled in the last few quarterly letters, investor perception of the group shifted during the year from revulsion, to indifference, to acceptance and even (dare I say it) mild excitement.

      Cellular telephone stocks were also contributors, on balance. Centennial (+69%), AirTouch (+65%), and CommNet (+28%) were helpful, while 360 Communications (-13%) and CoreComm (-49%) were not.

      A few other relatively large positions were especially profitable. Valassis, whose prosaic coupon business generates lots of excess cash, rose by 75%. NHP spun off Washington Mortgage and was then acquired by Aimco, leaving us with a gain on the two-part transaction of roughly 100%. Seafield, which was meant to be a very low risk, moderate return "workout" investment, completed its reorganization and in the end returned about 90%. The Seafield return was significantly enhanced by a small venture capital investment which we knew had potential but which was so speculative that we had valued it at $0. This kind of good fortune is not something we want to depend on, but it tends to happen periodically with workouts and "asset plays."

      On the other hand, one of my favorite stocks (and the fund's largest single position), Redwood Trust, had an awful year. Redwood buys adjustable rate mortgages and finances them with borrowings, just as a savings and loan company would, but has a much lower cost structure because it has no branches, employs very few people, and as a real estate investment trust, pays no taxes. Redwood started the year at $37 and ended the year at $20, a decline of 46%. Since it paid $2.15 in dividends and since we sold stock as high as $55 and repurchased shares as low as $19, our overall total return was not quite that bad, but it cost us several percentage points of performance. Redwood's volatility was caused by a combination of unrealistic investor expectations and temporary earnings disappointments, and I think we will be glad that we were able to buy more shares in the high teens and low twenties.

      In short, a fortunate combination of growth in the business values of our companies and the willingness of investors to pay more for a unit of business value (valuation inflation) resulted in a great year for our portfolio.

OUTLOOK

      Conditions have been nearly perfect, returns have been well above normal, and investor expectations are very high. I do not know what comes next for the economy or the stock market, but it seems reasonable to me to expect more modest stock returns over the next few years. I am not predicting the end of the world -- just a return to more normal rates of growth.

      Over-priced stocks can return to fair value quickly, by declining in price, or slowly, by moving sideways while the values of the underlying businesses "grow into" the stock prices. In this environment, it is more difficult, but not impossible for us to find interesting new investments. Three months ago, I wrote about why I liked Redwood Trust at $30. Today the stock is $20, and although their growth has been slowed by conditions in the mortgage market, I am very excited by their prospects. We nearly doubled our Redwood holdings in the 4th quarter, and as a firm we now own about 14% of the company. Several others of our companies are doing very well but are misunderstood and/or overlooked, and we have been adding to those holdings. There are six of us looking for new investment ideas, and I am confident that we will find something worthwhile. In the meantime, our cash and short-term bond reserves are just over 20% of the portfolio, so a sharp (but temporary) sinking spell would probably be good for our long-term performance.

SHAREHOLDER MEETING

      Please mark your calendars for our shareholder meeting on Wednesday, May 27 at 4:00 p.m. We will be meeting at the Omaha Marriott again and at this point, it looks as if we will be able to avoid having any official business to conduct. That means that we can spend all our time answering your questions and talking about the things you want to talk about. Between now and then, Rick, Tom and I are always happy to talk with you about your investments or any questions you may have about our portfolio or our strategy. Please feel free to call anytime.

                                                       Best regards,

                                                       [/S/ WALLACE R. WEITZ]

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                           1997 DIVIDEND INFORMATION

                                APRIL 1997 DIVIDEND

Weitz Partners, Inc. -- Partners Value Fund declared a dividend of $0.5313 per share payable on April 28, 1997, to shareholders of record on April 25, 1997. The source for this distribution was:

LONG TERM CAPITAL GAIN                                          $  0.5313
--------------------------------------------------------------
                                                                ---------
                                                                ---------

                               JANUARY 1998 DIVIDEND

Weitz Partners, Inc. -- Partners Value Portfolio declared a dividend of $1.3229 per share payable on January 2, 1998, to shareholders of record on December 31, 1997.
The source for this distribution was:

ORDINARY INCOME
--------------------------------------------------------------
Net Investment Income                                           $  0.1676
    Net Short Term Capital Gains                                   0.2193
                                                                ---------
    Total Ordinary Income                                       $  0.3869
                                                                ---------
                                                                ---------

LONG TERM CAPITAL GAIN                                          $  0.9360
--------------------------------------------------------------
                                                                ---------
                                                                ---------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997

  SHARES
 OR UNITS                                                                                 COST          VALUE
-----------                                                                           ------------  -------------
             COMMON STOCKS -- 83.5%
             BANKING -- 2.5%
     10,000  Wells Fargo & Co.                                                        $  1,754,758  $   3,394,375
                                                                                      ------------  -------------

             CABLE TELEVISION -- 17.8%
     79,000  Adelphia Communications Corp. CL A*                                           645,012      1,461,500
    455,000  Century Communications Corp. CL A*                                          2,656,136      4,436,250
    195,000  Comcast Corp. Special CL A                                                  2,488,988      6,154,687
     20,000  Comcast UK Cable Partners Limited CL A*                                       250,714        188,750
    170,000  Tele-Communications, Inc. CL A*                                             2,093,622      4,749,375
    238,000  U.S. West Media Group*                                                      4,318,888      6,872,250
                                                                                      ------------  -------------
                                                                                        12,453,360     23,862,812
                                                                                      ------------  -------------
             CONSUMER PRODUCTS AND SERVICES -- 3.3%
     50,000  American Classic Voyages Co.*                                                 489,375        906,250
     80,000  Lab Holdings, Inc.                                                          2,473,366      1,860,000
      6,650  Lady Baltimore Foods, Inc.                                                    212,725        345,800
    110,000  Protection One, Inc.                                                          198,023      1,244,375
                                                                                      ------------  -------------
                                                                                         3,373,489      4,356,425
                                                                                      ------------  -------------
             FEDERAL AGENCIES -- 4.8%
     50,000  Federal Home Loan Mortgage Corp.                                              138,785      2,096,875
     40,000  Federal National Mortgage Association                                         759,888      2,282,500
     15,000  SLM Holding Corp.                                                             519,965      2,086,875
                                                                                      ------------  -------------
                                                                                         1,418,638      6,466,250
                                                                                      ------------  -------------
             FINANCIAL SERVICES -- 7.5%
     45,000  American Express, Co.                                                       1,347,134      4,016,250
         70  Berkshire Hathaway, Inc.*                                                      91,818      3,220,000
     40,000  Capital One Financial Corp.                                                   926,068      2,167,500
     20,000  Imperial Credit Industries, Inc.*                                             317,500        410,000
     20,000  PS Group, Inc.                                                                181,200        250,000
                                                                                      ------------  -------------
                                                                                         2,863,720     10,063,750
                                                                                      ------------  -------------
             INFORMATION AND DATA PROCESSING -- 2.0%
     48,000  BRC Holdings, Inc.*                                                           626,796      1,836,000
    175,000  Intelligent Systems Corp.*                                                    164,183        853,125
                                                                                      ------------  -------------
                                                                                           790,979      2,689,125
                                                                                      ------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                                 COST          VALUE
-----------                                                                           ------------  -------------
             MEDIA AND ENTERTAINMENT -- 11.2%
     23,000  Daily Journal Corp.*                                                     $    231,501  $     851,000
     45,000  TCI Satellite Entertainment CL A*                                             518,911        309,375
    195,000  Tele-Communications Liberty Media CL A*                                     3,168,032      7,068,750
     90,000  Tele-Communications TCI-Ventures Grp A*                                     1,087,571      2,548,125
    115,000  Valassis Communications, Inc.*                                              1,619,640      4,255,000
                                                                                      ------------  -------------
                                                                                         6,625,655     15,032,250
                                                                                      ------------  -------------
             MORTGAGE BANKING -- 6.4%
    100,000  Countrywide Credit Industries, Inc.                                         1,546,954      4,287,500
     50,000  Long Beach Financial Corp.*                                                   325,000        581,250
     10,000  New Century Financial Corp.*                                                  110,000        102,500
    177,922  Resource Bancshares Mtg. Grp., Inc.                                         1,870,527      2,902,353
     56,666  WMF Group, Limited*                                                           518,494        708,325
                                                                                      ------------  -------------
                                                                                         4,370,975      8,581,928
                                                                                      ------------  -------------
             REAL ESTATE AND CONSTRUCTION -- 6.2%
     45,000  Catellus Development Corp.*                                                   257,950        900,000
     30,000  Forest City Enterprises, Inc. CL A                                            671,825      1,743,750
    170,000  NHP, Inc.*                                                                  2,327,137      4,671,005
     45,000  Presley Companies CL A*                                                        64,687         33,750
     16,100  SLH Corp.*                                                                    102,772        901,600
                                                                                      ------------  -------------
                                                                                         3,424,371      8,250,105
                                                                                      ------------  -------------
             REAL ESTATE INVESTMENT TRUSTS -- 8.4%
     50,000  Hanover Capital Mortgage***                                                   750,000        825,000
     65,000  NovaStar Financial, Inc.**                                                    975,000      1,080,625
     60,000  NovaStar Financial, Inc. Common                                             1,080,000        948,750
    412,044  Redwood Trust, Inc.                                                         9,444,809      8,395,396
                                                                                      ------------  -------------
                                                                                        12,249,809     11,249,771
                                                                                      ------------  -------------
             TELECOMMUNICATIONS -- 13.3%
    250,000  360 Communications Co.*                                                     5,108,520      5,046,875
     70,000  Airtouch Communications, Inc.*                                              1,935,423      2,909,375
    260,000  Centennial Cellular Corp. CL A*                                             3,653,156      5,330,000
     33,500  CommNet Cellular, Inc.*                                                       907,488      1,191,344
    143,400  Corecomm, Inc.*                                                             3,279,996      1,451,925
     40,000  Telephone and Data Systems, Inc.                                            1,455,575      1,862,500
                                                                                      ------------  -------------
                                                                                        16,340,158     17,792,019
                                                                                      ------------  -------------
             OTHER -- 0.1%
      8,300  ONI International, Inc.*                                                       62,630             83
                                                                                      ------------  -------------
             Total Common Stocks                                                        65,728,542    111,738,893
                                                                                      ------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                                                  COST          VALUE
-----------                                                                           ------------  -------------
             U.S. GOVERNMENT AND AGENCY SECURITIES -- 6.4%
$ 2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                  $  2,000,000  $   2,036,875
  1,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                      1,002,836      1,005,625
  2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                       2,503,111      2,567,578
  3,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                                     3,000,000      3,017,754
                                                                                      ------------  -------------
             Total U.S. Government and Agency Securities                                 8,505,947      8,627,832
                                                                                      ------------  -------------
             SHORT-TERM SECURITIES -- 9.2%
  6,314,019  Norwest U.S. Government Money Market Fund                                   6,314,019      6,314,019
  1,000,000  Federal Home Loan Bank Discount Note 1/02/98                                  999,850        999,725
  2,000,000  U.S. Treasury Bill 1/08/98                                                  1,998,008      1,998,515
  3,000,000  Federal Home Loan Bank Discount Note 3/30/98                                2,959,410      2,958,838
                                                                                      ------------  -------------
                                                                                        12,271,287     12,271,097
                                                                                      ------------  -------------
             Total Investments in Securities                                          $ 86,505,776    132,637,822
                                                                                      ------------  -------------
                                                                                      ------------  -------------
             Securities Sold Short -- (3.4%)                                                           (4,601,100)
             Other Assets Less Liabilities -- 4.3%                                                      5,700,332
                                                                                                    -------------
             Total Net Assets -- 100%                                                               $ 133,737,054
                                                                                                    -------------
             Net Asset Value Per Share                                                              $      15.453
                                                                                                    -------------
                                                                                                    -------------


  SHARES
 OR UNITS                                                                               PROCEEDS        VALUE
-----------                                                                           ------------  -------------
             SECURITIES SOLD SHORT
    125,200  Apartment Investment & Management Co.+                                   $  4,024,570  $   4,601,100
                                                                                      ------------  -------------
                                                                                      ------------  -------------

+Apartment Investment & Management Co. ("AIV") is scheduled to acquire NHP, Inc. ("NHP") in the 1st quarter of 1998. As part of the acquisition, NHP shareholders are expected to receive approximately .75 share of AIV for each share of NHP. AIV has been sold short in anticipation of receipt of AIV shares in exchange for NHP shares currently owned by Partners Value Fund.
*Non-income producing
** These units, purchased in a private placement, consist of one share of preferred stock convertible to common and one stock purchase warrant and are restricted securities exempt from registration under the Securities Act of 1933 (the "Act"). Unless registered under the Act or exempted from registration, they may only be sold to qualified institutional investors or certain accredited investors.
*** Each unit consists of one share of common stock and one stock purchase warrant.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

Assets:
    Investment in securities at value (cost $86,505,776)                       $132,637,822
    Deposits with brokers for securities sold short                               4,002,027
    Receivable for securities sold                                                1,727,971
    Accrued interest and dividends receivable                                       318,658
    Other                                                                            10,495
                                                                               ------------
            Total assets                                                        138,696,973
                                                                               ------------

Liabilities:
    Securities sold short, at value (proceeds received $4,024,570)                4,601,100
    Due to adviser                                                                  122,367
    Payable for securities purchased                                                214,751
    Other                                                                            21,701
                                                                               ------------
            Total liabilities                                                     4,959,919
                                                                               ------------

Net assets applicable to outstanding capital stock                             $133,737,054
                                                                               ------------
                                                                               ------------

Net assets represented by:
    Additional paid-in capital (note 4)                                          71,785,779
    Accumulated undistributed net investment income                               1,250,834
    Accumulated undistributed net realized gains                                 15,144,925
    Net unrealized appreciation of investments                                   45,555,516
                                                                               ------------
            Total representing net assets applicable
             to shares outstanding                                             $133,737,054
                                                                               ------------
                                                                               ------------

Net asset value per share of outstanding capital stock
  (8,654,541 shares outstanding)                                               $     15.453
                                                                               ------------
                                                                               ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

Investment income:
    Dividends                                                                   $ 1,891,782
    Interest                                                                        833,147
                                                                                -----------
        Total investment income                                                   2,724,929
                                                                                -----------

Expenses (note 3):
    Investment advisory fee                                                       1,124,589
    Administrative fee                                                              126,978
    Directors fees                                                                    5,680
    Dividends on securities sold short                                               79,134
    Other expenses                                                                  142,087
                                                                                -----------
        Total expenses                                                            1,478,468
                                                                                -----------

        Net investment income                                                     1,246,461
                                                                                -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                 15,266,989
    Net unrealized appreciation of investments                                   22,301,165
                                                                                -----------
        Net realized and unrealized gain on investments                          37,568,154
                                                                                -----------

        Net increase in net assets resulting from operations                    $38,814,615
                                                                                -----------
                                                                                -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                        1997            1996
                                                                                   --------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                      $    1,246,461  $      439,636
        Net realized gain                                                              15,266,989       8,613,668
        Unrealized appreciation                                                        22,301,165       6,036,893
                                                                                   --------------  --------------
            Net increase in net assets resulting from operations                       38,814,615      15,090,197
                                                                                   --------------  --------------

    Distributions to shareholders from:
        Net investment income                                                                  --        (476,435)
        Net realized gains                                                             (4,460,935)     (6,116,607)
                                                                                   --------------  --------------
            Total distributions                                                        (4,460,935)     (6,593,042)
                                                                                   --------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                             7,020,324      13,203,924
        Payments for redemptions                                                       (6,051,840)     (5,655,658)
        Reinvestment of distributions                                                   3,568,479       5,020,102
                                                                                   --------------  --------------
            Total increase from capital share transactions                              4,536,963      12,568,368
                                                                                   --------------  --------------
            Total increase in net assets                                               38,890,643      21,065,523
                                                                                   --------------  --------------

Net assets:
    Beginning of year                                                                  94,846,411      73,780,888
                                                                                   --------------  --------------

    End of year                                                                    $  133,737,054  $   94,846,411
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                                   YEAR ENDED DECEMBER 31,
                                                                            1997       1996       1995       1994*
                                                                         ----------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD:                                    $   11.524  $  10.384  $   8.275  $  10.000
                                                                         ----------  ---------  ---------  ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                       0.134      0.057      0.084      0.057
  Net gains or losses on securities
   (realized and unrealized)                                                  4.326      1.933      3.108     (0.964)
                                                                         ----------  ---------  ---------  ---------
  Total from investment operations                                            4.460      1.990      3.192     (0.907)
                                                                         ----------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                           --     (0.061)    (0.237)        --
  Distributions from realized gains                                          (0.531)    (0.789)    (0.846)    (0.818)
                                                                         ----------  ---------  ---------  ---------
  Total distributions                                                        (0.531)    (0.850)    (1.083)    (0.818)
                                                                         ----------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD                                           $   15.453  $  11.524  $  10.384  $   8.275
                                                                         ----------  ---------  ---------  ---------
                                                                         ----------  ---------  ---------  ---------

TOTAL RETURN                                                                  40.6%      19.2%      38.7%      -9.0%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)                                            133,737     94,846     73,781     51,287

Ratio of expenses to average net assets                                       1.24%      1.23%      1.27%      1.29%

Ratio of net investment income to average net assets                          1.11%      0.51%      0.82%      0.67%

Portfolio turnover rate                                                         30%        37%        51%        33%

Average commission rate paid (per share)+                                $   0.0504  $  0.0495

+Required by regulations issued in 1995.
*Fund commenced public offering of shares on January 1, 1994.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

(1) ORGANIZATION

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended December 31, 1997, such options are authorized.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (B) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    (C) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    (E) SECURITIES SOLD SHORT

       The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended December 31, 1997.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended December 31, 1997, the fee was calculated at an average annual rate of .12% of the Fund's average daily net assets.

    The Distributor received no compensation for distribution of the Fund's shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of

    Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                                  1997        1996
                                                                               ----------  -----------
Transactions in shares:
  Shares issued..............................................................     575,844    1,195,364
  Shares redeemed............................................................    (478,830)    (504,774)
  Reinvested dividends.......................................................     326,905      435,093
                                                                               ----------  -----------
    Net increase.............................................................     423,919    1,125,683
                                                                               ----------  -----------
                                                                               ----------  -----------

    On October 27, 1997, the Board of Directors declared a dividend from net investment income of $.1676 per share and a distribution of $1.1553 per share from net realized gains payable January 2, 1998 to shareholders of record December 31, 1997 and ex-dividend as of January 2, 1998.

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $31,008,332 and $39,652,609, respectively. The cost of investments for Federal income tax purposes is $86,602,974. At December 31, 1997, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $50,905,541 and $5,471,793, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Partners, Inc. -- Partners Value Fund:

      We have audited the accompanying statements of assets and liabilities of Weitz Partners, Inc. -- Partners Value Fund, including the schedule of investments in securities, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for all years prior to January 1, 1996, were audited by other auditors whose report, dated January 19, 1996, expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Partners, Inc. -- Partners Value Fund as of December 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                 [/S/  MCGLADREY & PULLEN, LLP]

New York, New York
January 20, 1998

           WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.